Exhibit 99.2
©2024 Concentra Inc. All rights reserved. 3rd Quarter 2024 Results October 31, 2024

©2024 Concentra Inc. All rights reserved. Forward-Looking Statements This presentation contains forward-looking statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to, financial guidance and other projections and forecasts. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, which are included in this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.concentra.com or www.sec.gov. We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA margin, as defined herein, are important to investors because Adjusted EBITDA and Adjusted EBITDA margin are commonly used as an analytical indicator of performance by investors within the healthcare industry. Adjusted EBITDA and Adjusted EBITDA margin are used by management to evaluate financial performance of, and determine resource allocation for, each of our operating segments. However, Adjusted EBITDA and Adjusted EBITDA margin are not measures of financial performance under U.S. GAAP. Items excluded from Adjusted EBITDA and Adjusted EBITDA margin are significant components in understanding and assessing financial performance. Adjusted EBITDA and Adjusted EBITDA margin should not be considered in isolation, or as an alternative to, or substitute for, net income, net income margin, income from operations, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA and Adjusted EBITDA margin are not measurements determined in accordance with U.S. GAAP and are thus susceptible to varying definitions, Adjusted EBITDA and Adjusted EBITDA margin as presented may not be comparable to other similarly titled measures of other companies. We define Adjusted EBITDA as earnings excluding interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, separation transaction costs, gain (loss) on sale of businesses, and equity in earnings (losses) of unconsolidated subsidiaries. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We will refer to Adjusted EBITDA and Adjusted EBITDA margin throughout these materials. Disclaimer 2

Concentra At-a-Glance

Concentra is the largest provider of occupational health services in the United States by number of locations[1], with a mission of **improving the health of America's workforce, one patient at a time.**

KEY STATISTICS

549
Occupational health centers[1]

156
Onsite health clinics[1]

50,000+
Patients cared for each business day[2]

45
States with service offerings[1]

200k+
Employer customers[2]

~11k
Total colleagues & affiliated clinicians[2,3]

ROBUST FINANCIALS

$1.9bn
TTM Revenue[1]

$368mm
TTM Adj. EBITDA[1,4]

19.6%
TTM Adj. EBITDA margin[1,4]

>80%
Free cash flow conversion[5]

<1%
Revenue from government payor reimbursement[1]

<3%
Revenue from largest employer customer[1]

(1) As of September 30, 2024; (2) As of CY 2023; (3) The term "colleagues and affiliated physicians and clinicians" includes both our directly employed colleagues who provide administrative and management support to the affiliated professional medical group entities and the physicians and clinicians that are employed by the affiliated professional medical groups; (4) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (5) Average of 2020-2023, calculated as free cash flow ("FCF") divided by Adjusted EBITDA, FCF is calculated as Adjusted EBITDA minus purchases of property and equipment, and is a non-GAAP measure



Concentra
©2024 Concentra Inc. All rights reserved.
3

We Create Convenient Access for Employers and Patients...

	Occupational Health Centers	Onsite Health Clinics	Telemed
Description	Centers specializing in offering occupational and other health care services to employer customers	Clinics dedicated to a single employer's worksite, offering occupational health, advanced primary care, and other services	Telemedicine solution used to treat work injuries and illnesses, behavioral health, and other services
# of Facilities[1]	**549**	**156**	**Virtual 24/7**
Customer Types	200,000+ employers, ranging from Fortune 100 to small businesses	Medium to large-sized companies	All types of employers
% of Revenue[2]	**~94%**	**~3%**	**~1%**
Services Offered	Occupational Health (Workers' Compensation, Employer Services), Consumer Health and Advanced Primary Care		


Concentra
1524

Concentra

(1) As of September 30, 2024; (2) TTM as of September 30, 2024, figures are rounded, remaining ~2% comprised of other businesses (pharmacy repackaging operations and third-party employer services administration)

©2024 Concentra, Inc. All rights reserved.
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Our Value Proposition is Focused on Improving Employees' Health with a Safe Return to Work

- Access and convenience
- High-quality health care and positive clinical outcomes
- Excellent customer experience with strong communication
- Early clinical intervention and safe and sustainable return to work
- Strong process management, technologies, and innovation

With alignment across all stakeholders – including patients, employers, and payors – we aim to ensure employees' safe and sustainable return to work and help lower overall claims costs, all while providing the highest quality care and experience possible

Strong outcomes for employers…

95%

Of injured employees are recommended for return to work in some capacity on same day after initial visit[1]

25%

Lower average total cost per claim[2]

(compared to non-Concentra health centers)

… High quality experience for employees

~77%

Of patients rate Concentra a 9 or 10, on a scale of 1-10, on overall satisfaction with their occupational health center visit[3]

4.1

On a rating scale of 1-5 stars on nationwide google reviews; 72% of centers rated 4 stars or above[4]

Concentra

(1) Seen by Concentra for the year ended December 31, 2023; (2) Claim studies conducted by Concentra are based on approximately 500,000 closed claims evaluated between 2020 and 2023 for a select number of Concentra customers, including employers and a worker's compensation insurance carrier; (3) Based on over 1 million survey reports received annually; (4) Based on Google review scores of ~540 centers for CY 2023

©2024 Concentra Inc. All rights reserved.

5

©2024 Concentra Inc. All rights reserved. We Have a Highly Diverse Business with Strong Underlying Fundamentals 6 (1) Occupational Health Center revenue, TTM as of September 30, 2024; (2) Based on occupational health centers operated by Concentra as of September 30, 2024. Percentages represent rounded approximations and may not total 100%. Broad geographic mix2 Remaining States 55% California 18% Texas 10% Florida 6% Pennsylvania Colorado 6% 5% Attractive payor mix1 ~99% Non-government payor Employer Services Employers and TPAs 34% Medicare & Other <1% Workers’ Compensation Employers, insurance carriers and TPAs 64% Urgent & Commercial 2% Diverse industry mix1 Manufacturing, 9% Business Services & Staffing Agencies, 8% Retail, 8% Healthcare, 8% Food Stores, Products & Restaurants, 8% Government, 7% Logistics & Motor Freight, 7% Transportation, 7% Construction, 7% Wholesale, 7% Schools, 4% Other, 20% Low employer customer concentration1 37% Top 1,000 Employers Remaining Employers 63% #2 - #1,000 Employers 34% #1 Employer 3%

Experienced Leadership Team with 275 Years of Combined Experience with Concentra



WILLIAM K. NEWTON
Chief Executive Officer

- Joined Concentra (formerly known as OccuSystems) in 1995
- 40+ years of experience in healthcare business
- Tenure: 25 years

Concentra OccuSystems, Inc. DENTAL ONE PARTNERS



MATTHEW DICANIO
President & Chief Financial Officer

- Joined Concentra in 2015
- 20+ years of experience in management, finance and M&A
- Tenure: 9 years

Concentra KPMG Bank of America Merrill Lynch



JOHN ANDERSON, DO
Executive Vice President,
Chief Medical Officer
Tenure: 31 years



MICHAEL KOSUTH
Executive Vice President,
Chief Operating Officer – East
Tenure: 28 years



JONATHAN CONSER
Executive Vice President,
Chief Growth & Customer Officer
Tenure: 21 years



THOMAS DEVASIA
Executive Vice President,
Chief Marketing & Innovation Officer
Tenure: 8 years



GIOVANNI GALLARA, PT
Executive Vice President,
Chief Clinical Services Officer
Tenure: 13 years



SU ZAN NELSON
Executive Vice President,
Chief Accounting Officer
Tenure: 21 years



DANIELLE KENDALL
Senior Vice President,
Human Resources
Tenure: 24 years



MICHAEL RHINE
Executive Vice President,
Chief Operating Officer
Onsite Health & Telemedicine
Tenure: 19 years



DOUGLAS MCANDREW
Executive Vice President,
Chief Operating Officer – West
Tenure: 30 years



GREG GILBERT
Executive Vice President,
Chief Reimbursement & Government Relations Officer
Tenure: 30 years



JOHN DELORIMIER
Executive Vice President,
Chief Digital & Data Officer
Tenure: 16 years



TIM RYAN
Executive Vice President,
General Counsel
Tenure: Joined Oct. 2024

Concentra
©2024 Concentra Inc. All rights reserved.
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©2024 Concentra Inc. All rights reserved. Our Competitive Strengths Deliver Value Creation 8 1 Leader in Occupational Health Services 6 Track Record of Innovation 7 Multiple Levers Driving Robust Growth 8 Experienced Leadership 3 High-Quality Health Care & Positive Clinical Outcomes 2 Diversified Service Offering 4 Operational Excellence & Positive Patient Satisfaction 5 Deep & Diverse Customer Relationships

©2024 Concentra Inc. All rights reserved. • Number of locations grew +3% YoY to 705 total locations • Opened one de novo (Chattanooga, TN) and completed one acquisition (Chicago, IL) • Revenue increased +3% in Q3 YoY • Largely driven by stable workers’ compensation visit volume and reimbursement rate increases across visit types, more than offsetting the decline of the lower revenue-per-visit employer services volume • Adjusted EBITDA grew +3% YoY, largely a result of revenue growth as well as improved efficiencies around general and administrative expense • Capital expenditures (excluding acquisitions) totaled $15.1 million in Q3 • Dividend approved by Board of Directors ($0.0625 per share), payable November 22, 2024 • Successfully navigated through and mitigated impacts of major storms (Beryl and Helene) and the CrowdStrike-related IT outage • Continued to advanced opportunities in our corporate development pipeline, including potential acquisitions and de novos • Initial stages of separation from Select Medical proceeding very smoothly, with a focus on key hires and minimizing disruption 9 Key Q3 Performance Highlights & Company Developments

©2024 Concentra Inc. All rights reserved. Q3 2024 Performance (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income 10 539 549 145 156 684 705 9/30/23 9/30/24 Centers Onsites +2% +8% +3% Number of Locations 23,034 23,070 28,177 27,011 52,080 50,916 Q3 '23 Q3 '24 Work. Comp. Empl. Svcs. Cons. Health +0% -4% -2% Visits per Day $474.0 $489.6 Q3 '23 Q3 '24 +3% Revenue ($mm) $98.9 $101.6 Q3 '23 Q3 '24 +3% Adjusted EBITDA1 ($mm) 20.9% 20.7% Q3 '23 Q3 '24 -20bps Adjusted EBITDA Margin1 $136.11 $141.42 Q3 '23 Q3 '24 +4% Revenue per Visit Work. Comp. Empl. Svcs. $197 $86 $202 $90 +3% +4%

©2024 Concentra Inc. All rights reserved. YTD 2024 Performance (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income 11 539 549 145 156 684 705 9/30/23 9/30/24 Centers Onsites +2% +8% +3% 22,391 22,733 27,836 26,513 51,136 50,149 YTD '23 YTD '24 Work. Comp. Empl. Svcs. Cons. Health +2% -5% -2% $1,397.3 $1,435.2 YTD '23 YTD '24 +3% Revenue ($mm) $293.0 $299.3 YTD '23 YTD '24 +2% Adjusted EBITDA1 ($mm) 21.0% 20.9% YTD '23 YTD '24 -10bps Adjusted EBITDA Margin1 $134.62 $140.12 YTD '23 YTD '24 +4% Work. Comp. Empl. Svcs. $195 $86 $199 $90 +2% +4% Number of Locations Visits per Day Revenue per Visit

©2024 Concentra Inc. All rights reserved. Continued Execution of Proven, Multi-Pronged Growth Strategy 12 Strong history of organic growth in new and existing markets Organic Growth / Technologies Recent Accomplishments  Completed nationwide rollout of CCaaS (Contact Center as a Service), significantly reducing calls to the medical centers  Major progress in digitization initiatives (DOT forms, results reporting, lab connectivity, etc.)  Continued significant improvement in patient satisfaction scores and turnaround time metrics Track record of growth and integration De Novos & Acquisitions Recent Accomplishments  Acquisition of occupational health center in Chicago, IL (Jul. ‘24)  De novo opened in Chattanooga, TN, a new area for Concentra (Sep. ‘24)  De novo opened in Orlando, FL (Oct. ‘24)  8 signed leases for de novos slated to open over next 12 months  Continue to build out strong acquisition pipeline Further expanding into adjacent, high-growth opportunities Expansion into Adjacencies Recent Accomplishments  Launch of telemedicine-based behavioral health service offering (Aug. ‘24)  Launch of advanced primary care in Onsite Health segment (Sep. ‘24)

Balance Sheet & Capital Allocation Strategy

Capital Allocation Strategy

Leverage

Prudent management of leverage levels, targeting <3.0x net leverage 24 months post-IPO

M&A and De Novos

Strong pipeline + disciplined approach to enhancing footprint for short- and long-term value creation

Capital Expenditures

Continued strategic investment in technology, facilities, and infrastructure

Dividend

Concentra Board of Directors approved a dividend of $0.0625 per share

Net Leverage[1]


~3.9x
3.7x
<3.0x
IPO Launch
9/30/2024
24-Month Target Post-IPO

Liquidity ($mm)


$523
$386
Revolver Capacity[2]
$137
Cash
9/30/2024

Concentra

(1) Net Leverage = Net Debt / Adjusted EBITDA (per credit facility leverage calculation, non-GAAP measure)
(2) $400M revolver undrawn, except $14M of normal course letters of credit that were in place at time of IPO/refinancing

©2024 Concentra Inc. All rights reserved.

13

©2024 Concentra Inc. All rights reserved. 2024 Full-Year Guidance 14 FY 2024 Outlook Total Revenue ~$1.9bn Adjusted EBITDA1 $370mm - $375mm Capital Expenditures $65mm - $70mm Net Leverage2 3.5x - 3.6x (1) Adjusted EBITDA is a non-GAAP measures, see appendix for a reconciliation to net income; (2) Net Leverage = Net Debt / Adjusted EBITDA (per credit facility leverage calculation, non-GAAP measure)

©2024 Concentra Inc. All rights reserved. APPENDIX 15

©2024 Concentra Inc. All rights reserved. Reconciliation of Net Income to Adjusted EBITDA 16 Three Months Ended Sep. 30, Nine Months Ended Sep. 30, TTM Sep. 30, ($000's) 2024 2023 2024 2023 2024 Net Income $45,759 $54,424 $149,097 $155,887 $177,953 Income Tax Expense $16,415 $15,205 $49,648 $47,964 $59,571 Interest Expense $21,369 $64 $21,275 $108 $21,390 Interest Expense on Related Party Debt $2,691 $11,255 $21,980 $33,831 $32,402 Equity in Losses of Unconsolidated Subsidiaries - - $3,676 $526 $3,676 Stock Compensation Expense $168 - $500 $178 $973 Depreciation and Amortization $15,213 $17,959 $51,568 $54,552 $70,067 Separation Transaction Costs $(44) - $1,569 - $1,569 Adjusted EBITDA $101,571 $98,907 $299,313 $293,046 $367,601 Adjusted EBITDA Margin 20.7% 20.9% 20.9% 21.0% 19.6%

©2024 Concentra Inc. All rights reserved. Reconciliation of Net Income to Adjusted EBITDA (2024 Guidance) 17 Range ($mm) Low High Net Income $169 $173 Income Tax Expense $57 $58 Interest Expense on Related Party Debt $22 $22 Interest Expense $48 $48 Equity in Losses of Unconsolidated Subsidiaries $4 $4 Stock Compensation Expense $1 $1 Depreciation and Amortization $67 $67 Separation Transaction Costs $2 $2 Adjusted EBITDA $370 $375